Lebenthal Funds Inc
Proxy Information Unaudited

A Special Meeting of the shareholders of Lebenthal Funds Inc the Company was held on March 25 2002. The purpose of the Special Meeting was to seek approval of new Management Contracts between the Company on behalf of each of its portfolios and Lebenthal Asset Management, Inc., which subsequently merged into Boston Advisors Inc and to elect four Directors of the Company. Victor Chang Robert Godfrey Penny Zuckerwise and Alexandra Lebenthal were each elected as Directors at the Meeting. Mr. Chang and Mr. Godfrey had been existing Directors of the Company at the time of the Meeting and Ms. Zuckerwise and Ms. Lebenthal had been elected to serve as Directors of the Company by the Board of Directors prior to the Special Meeting subject to shareholder approval at the Meeting. The results of the voting are set forth below

1. Approval by the shareholders of the new Management Contracts of the Company


Number of Votes Cast
Number of


For

Against

Withheld

Abstentions
Broker
Non Votes
Lebenthal New York
Municipal Bond Fund

18658997

95605

-

204883

-
Lebenthal New Jersey
Municipal Bond Fund

1682273

5659

-

46

-
Lebenthal Taxable
Municipal Bond Fund

1897188

-

-

12373

-

2.          Election of Directors


Number of Votes Cast
Number of


For

Against

Withheld

Abstentions
Broker
Non Votes
Victor Chang:





Lebenthal New York
Municipal Bond Fund

18685931

48282

-

225271

-
Lebenthal New Jersey
Municipal Bond Fund

1,692273

5659

-

46

-
Lebenthal Taxable
Municipal Bond Fund

1891937

9876

-

7748

-






Robert Godfrey:





Lebenthal New York
Municipal Bond Fund

18752753

48070

-

158661

-
Lebenthal New Jersey
Municipal Bond Fund

1692273

5659

-

46

-
Lebenthal Taxable
Municipal Bond Fund

1901813

-

-

7748

-






Penny Zuckerwise:





Lebenthal New York
Municipal Bond Fund

18711016

38871

-

209598

-
Lebenthal New Jersey
Municipal Bond Fund

1692273

5659

-

46

-
Lebenthal Taxable
Municipal Bond Fund

1901813

-

-

7748

-






Alexandra Lebenthal:





Lebenthal New York
Municipal Bond Fund

18731262

39113

-

189110

-
Lebenthal New Jersey
Municipal Bond Fund

1692319

5659

-

-

-
Lebenthal Taxable
Municipal Bond Fund

1901215

690

-

7656

-